SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                             TIAA-CREF MUTUAL FUNDS
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

[TIAA CREF LOGO] 730 Third Avenue
                 New York NY 10017-3206

TIAA-CREF MUTUAL FUNDS
TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS -- DECEMBER 15, 2003

This notice is being given to the shareholders of the TIAA-CREF Mutual Funds and the TIAA-CREF Institutional Mutual Funds (the "Funds").

The TIAA-CREF Mutual Funds and the TIAA-CREF Institutional Mutual Funds will each hold a special meeting of their respective shareholders at 730 Third Avenue, New York, New York, on December 15, 2003, on the 17th floor. The special meeting of the TIAA-CREF Mutual Funds will take place at 3:00 p.m., and the special meeting of the TIAA-CREF Institutional Mutual Funds will take place at 3:15 p.m. The agenda for each meeting is:

     1. To elect three Trustees to serve until their successors are elected and qualified; and

     2. To address any other business that may properly come before the meeting.

The Boards of Trustees of the Funds have set October 31, 2003, as the record date for determining the number of votes entitled to be cast at each meeting. You may vote at the special meeting(s) only if you were a shareholder of the TIAA-CREF Mutual Funds or the TIAA-CREF Institutional Mutual Funds, as applicable, as of October 31, 2003.


                                By order of the Boards of Trustees of the Funds,


                                /s/ E. Laverne Jones

                                E. Laverne Jones
                                Secretary

Please vote as soon as possible before the special meeting(s), even if you plan to attend the meeting(s). You can vote quickly and easily over the Internet, by telephone, or by mail. Just follow the simple instructions that appear on your enclosed proxy card(s). Since we can't hold the meeting unless a quorum is reached, please help the Funds avoid the expense of a follow-up mailing by voting today!

If you plan to attend one or both of the meetings, please call 1 800 842-2733 ext. 6654 to obtain an admission pass.

November 10, 2003

TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds

Proxy Statement for Special Meetings
to be Held on December 15, 2003

The Boards of Trustees of the TIAA-CREF Mutual Funds and the TIAA-CREF Institutional Mutual Funds (the "Funds") have sent you this proxy statement to ask for your vote to elect three Trustees of the Boards of Trustees of the Funds.

The accompanying proxy(ies) will be voted at two separate special meetings of the shareholders of the Funds being held on December 15, 2003, at 730 Third Avenue, New York, New York. The special meeting of the TIAA-CREF Mutual Funds will take place at 3:00 p.m., and the special meeting of the TIAA-CREF Institutional Mutual Funds will take place at 3:15 p.m. This proxy statement was mailed to shareholders starting on or about November 10, 2003.

How Do I Vote?
Please follow the voting instructions on the enclosed proxy or instruction card.

Can I Cancel or Change My Vote?
You can change or cancel your vote at any time up until voting results are announced at the special meetings. You can do this by simply voting again--by executing and returning later-dated proxy card(s), voting through the Internet, or by voting in person at the meetings. (Note that votes cast by Internet or proxy cards must be received by 12:00 noon (eastern time) on December 15, 2003.)

How Does a Proxy Work?
When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you don't specifically instruct them otherwise, they will vote FOR the election of the three nominees for Trustees of the Fund(s). At this time, we don't know of any other matters being presented at the meetings. If other matters are brought before the meetings, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy.

Who May Vote; How Many Votes Do I Get?
Shareholders of each of the Funds as of October 31, 2003 will be eligible to vote at their respective meetings on each item on the proxy ballot.

On October 20, 2003, there were issued and outstanding 959,663,459 shares of the TIAA-CREF Mutual Funds, consisting of the following number of shares of the following funds:

TIAA-CREF MUTUAL FUNDS

International Equity Fund      29,720,509 shares
------------------------------------------------
Growth Equity Fund             62,977,240 shares
------------------------------------------------
Growth & Income Fund           48,346,296 shares
------------------------------------------------
Equity Index Fund              38,578,819 shares
------------------------------------------------
Social Choice Equity Fund       8,439,465 shares
------------------------------------------------
Managed Allocation Fund        35,888,518 shares
------------------------------------------------
Bond Plus Fund                 39,242,211 shares
------------------------------------------------
Short-Term Bond Fund           18,481,243 shares
------------------------------------------------
High-Yield Bond Fund           20,512,034 shares
------------------------------------------------
Tax-Exempt Bond Fund           14,756,737 shares
------------------------------------------------
Money Market Fund             642,720,387 shares
------------------------------------------------

On October 20, 2003, there were issued and outstanding 733,163,111 shares of the TIAA-CREF Institutional Mutual Funds, consisting of the following number of shares of each of the classes of the following funds:

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Fund                               Retail Class       Institutional Class     Retirement Class
----------------------------------------------------------------------------------------------
Growth & Income Fund                   --              70,831,642 shares     1,281,650 shares
----------------------------------------------------------------------------------------------
International Equity Fund              --              43,542,777 shares     1,583,515 shares
----------------------------------------------------------------------------------------------
Large-Cap Value Fund            7,516,675 shares        1,346,098 shares     1,063,883 shares
----------------------------------------------------------------------------------------------
Mid-Cap Growth Fund             1,888,421 shares          149,513 shares     2,287,958 shares
----------------------------------------------------------------------------------------------
Mid-Cap Value Fund                950,318 shares          343,718 shares     1,575,489 shares
----------------------------------------------------------------------------------------------
Small-Cap Equity Fund           2,396,606 shares        1,748,030 shares     2,706,321 shares
----------------------------------------------------------------------------------------------
Large-Cap Growth Index Fund            --               2,969,798 shares        17,335 shares
----------------------------------------------------------------------------------------------
Large-Cap Value Index Fund             --               7,792,103 shares        14,420 shares
----------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund              --               1,660,667 shares        23,800 shares
----------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund               --               2,518,814 shares        11,935 shares
----------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund               --               3,209,660 shares        21,275 shares
----------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund            --               4,598,703 shares        13,477 shares
----------------------------------------------------------------------------------------------
Small-Cap Value Index Fund             --               4,267,825 shares        11,162 shares
----------------------------------------------------------------------------------------------

Fund                                   Retail Class       Institutional Class     Retirement Class
--------------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund                 --               8,194,911 shares        15,037 shares
--------------------------------------------------------------------------------------------------
International Equity Index Fund            --               5,568,671 shares        10,045 shares
--------------------------------------------------------------------------------------------------
Real Estate Securities Fund         3,782,216 shares        8,404,773 shares     1,427,848 shares
--------------------------------------------------------------------------------------------------
Social Choice Equity Fund                  --               6,497,129 shares     1,223,041 shares
--------------------------------------------------------------------------------------------------
S&P 500 Index Fund                         --               6,811,192 shares     1,280,443 shares
--------------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund          1,951,859 shares       21,949,591 shares            --
--------------------------------------------------------------------------------------------------
Growth Equity Fund                         --              16,209,183 shares            --
--------------------------------------------------------------------------------------------------
Equity Index Fund                          --             169,653,416 shares            --
--------------------------------------------------------------------------------------------------
Bond Fund                                  --             135,305,667 shares            --
--------------------------------------------------------------------------------------------------
Money Market Fund                          --             176,534,501 shares            --
--------------------------------------------------------------------------------------------------

The number of votes you have at the special meeting(s) equals the dollar amount you own in each of the Fund(s) on October 31, 2003. We will count fractional votes. All shareholders of record on October 31, 2003 are entitled to elect trustees.

How Many Shares Must be Represented for a Quorum or to Pass a Vote?
We will have a quorum for a meeting if 10 percent of the eligible votes are represented in person or by proxy. Abstentions are counted in determining whether a quorum has been reached. The outcome of the elections of trustees will be decided by a plurality of the eligible shares present in person or represented by proxy at each special meeting.

I. ELECTION OF TRUSTEES

Under law, the Board of Trustees (the "Board") cannot fill a vacancy on the Board if, in doing so, less than two-thirds of the Trustees would have been elected by shareholders. We are holding this meeting in order to ensure that a sufficient number of Trustees have been elected by shareholders so that the Board may fill future vacancies. At the special meetings of the shareholders of the TIAA-CREF Mutual Funds and the TIAA-CREF Institutional Mutual Funds, you will be asked to elect the three nominees as members of each board to serve until their successors are elected and qualified.

Below is information about the nominees. In addition to the information listed, each of the nominees either serves on the board of trustees or currently are nominees to serve as trustees of the College Retirement Equities Fund ("CREF"), TIAA Separate Account VA-1, and the TIAA-CREF Life Funds.

NOMINEES FOR BOARDS OF TRUSTEES

[PHOTO] Willard T. Carleton, 69, has been the Donald R. Diamond Professor of Finance Emeritus at the College of Business and Public Administration of the University of Arizona since July 2001. From July 1999 to June 2001 he was the Donald R. Diamond Professor of Finance, and from 1984 to June 1999 he was the Karl L. Eller Professor of Finance at the University of Arizona. Dr. Carleton earned an A.B. and M.B.A. at Dartmouth College and an M.A. and Ph.D. from the University of Wisconsin. He served as a trustee of CREF from 1980 to 1984 and as a trustee of TIAA from 1984 to August 2003.

[PHOTO] Martin J. Gruber, 66, has been Nomura Professor of Finance at the New York University Stern School of Business since 1987 and served as chairman of its Department of Finance from 1989 to September 1997. He served as a trustee of TIAA from 1996 to 2000. Dr. Gruber is a past president of the American Finance Association. He also serves on the boards of Scudder Investments (New York) Funds, the Japan Equity Fund, Inc., the Singapore Equity Fund, Inc., and the Thai Equity Fund, Inc. He received an S.B. from the Massachusetts Institute of Technology and an M.B.A. and Ph. D. from the Columbia University Graduate School of Business.

NOMINEES FOR BOARDS OF TRUSTEES continued

[PHOTO] Bridget A. Macaskill, 55, is former Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995 and Chairman in 2000. Ms. Macaskill serves on the boards of directors of J Sainsbury plc and Prudential plc, and on the International Advisory Board of the British-American Business Council (BABC). She received a B.Sc with honors from the University of Edinburgh.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast their votes for a substitute at their discretion.

CONTINUING MEMBERS OF THE BOARD OF TRUSTEES

[PHOTO] Nancy L. Jacob, 60, is president and managing principal of Windermere Investment Associates. She was previously chairman and chief executive officer of CTC Consulting, Inc. and executive vice president, U.S. Trust of the Pacific Northwest. Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine.

[PHOTO] Bevis Longstreth, 69, is a retired partner of the law firm of Debevoise & Plimpton. Until 1994, he was a partner of the same firm, and thereafter he was of counsel to that firm. Mr. Longstreth has served as a commissioner of the U.S. Securities and Exchange Commission, and as an adjunct professor at Columbia University School of Law. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC. He is also chairman of the finance committee of the Rockefeller Family Fund and chairman of the investment committee of the Nathan Cummings Foundation. He serves as a trustee of the New School University and a member of the Advisory Board of the Center for Public Integrity. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University.

CONTINUING MEMBERS OF THE BOARD OF TRUSTEES continued

[PHOTO] Stephen A. Ross, 59, has been the Franco Modigliani Professor of Finance and Economics at the Sloan School of Management at the Massachusetts Institute of Technology since July 1998. He was previously the Sterling Professor of Economics and Finance at the Yale School of Management at Yale University. Dr. Ross is also co-chairman of Roll & Ross Asset Management Corp., a director of Freddie Mac and Algorithmics, Incorporated, a trustee of the California Institute of Technology, and a principal of IV Capital, Ltd. He received a B.S. from the California Institute of Technology and a Ph.D. from Harvard University.

[PHOTO] Maceo K. Sloan, 54, has been the Chairman, President and CEO of Sloan Financial Group, Inc. and Chairman and CEO of NCM Capital Management Group, Inc., since 1991. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law.

[PHOTO] Robert W. Vishny, 44, is the Eric J. Gleacher Distinguished Service Professor of Finance at the University of Chicago Graduate School of Business where he has taught since 1985. He is also a founding partner of LSV Asset Management, an investment management firm. He is the former director of the program in corporate finance at the National Bureau of Economic Research. Dr. Vishny received an A.B. from The University of Michigan and a Ph.D. from the Massachusetts Institute of Technology.

In addition, it is anticipated that Martin L. Leibowitz will retire from the Board shortly after this meeting.

Current Trustees and Executive Officers of the TIAA-CREF Mutual Funds and the TIAA-CREF Institutional Mutual Funds

The following table includes certain information about the current Trustees and officers of the TIAA-CREF Mutual Funds ("TCMF") and the TIAA-CREF Institutional Mutual Funds ("TCIMF" and together with TCMF, the "Funds"), including positions currently held with the Funds, the length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Trustee and certain directorships held by each of them. The first table includes information about the Funds' disinterested Trustees and the second table includes information about the Funds' interested Trustees and officers.

DISINTERESTED TRUSTEES

                                                                                            Number of
                                                                                            Portfolios
                                                               Principal                    in Fund       Other
                           Positions(s)    Term of Office      Occupations(s)               Complex       Directorships
                           Held with       and Length of       During Past                  Overseen      Held by
Name, Address and Age      Fund            Time Served         5 Years                      by Trustee    Trustees
----------------------------------------------------------------------------------------------------------------------------
Willard T. Carleton        Trustee         Indefinite term.    Donald R. Diamond            53            None
Department of Finance                      Trustee of          Professor of Finance
and Real Estate                            both Funds          Emeritus, University of
College of Business and                    since 2000.         Arizona, College of
Public Administration                                          Business and Public
University of Arizona                                          Administration. Formerly,
4915 Camino Antonio                                            Donald R. Diamond
Tucson, AZ 85718-6005                                          Professor of Finance,
Age: 69                                                        University of Arizona,
                                                               1999 - 2001, and
                                                               Karl L. Eller Professor of
                                                               Finance, University of
                                                               Arizona, 1984 - 1999.
                                                               Trustee of TIAA,
                                                               1984 - 2003.

Martin J. Gruber           Trustee         Indefinite term.    Nomura Professor of          53            Director,
New York University                        Trustee of          Finance, New York                          Scudder
Stern School of Business                   both Funds          University, Stern School                   Investments
Henry Kaufman                              since 2000.         of Business. Formerly,                     (New York) Funds,
Management                                                     Chairman, Department                       Japan Equity
Education Center                                               of Finance, New York                       Fund, Inc., the
44 West 4th Street,                                            University, Stern School                   Singapore Equity
Suite 988                                                      of Business, and Trustee                   Fund, Inc. and
New York, NY 10012                                             of TIAA, 1996 - 2000.                      the Thai Equity
Age: 66                                                                                                   Fund, Inc.

DISINTERESTED TRUSTEES continued

                                                                                        Number of
                                                                                        Portfolios
                                                             Principal                  in Fund      Other
                           Positions(s)   Term of Office     Occupations(s)             Complex      Directorships
                           Held with      and Length of      During Past                Overseen     Held by
Name, Address and Age      Fund           Time Served        5 Years                    by Trustee   Trustees
----------------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob             Trustee        Indefinite term.   President and Managing     53           None
Windermere Investment                     TCMF Trustee       Principal, Windermere
Associates                                since 1997.        Investment Associates.
121 S.W. Morrison Street                  TCIMF Trustee      Formerly, Chairman and
Suite 925                                 since 1999         Chief Executive Officer,
Portland, OR 97204                                           CTC Consulting, Inc.,
Age: 60                                                      and Executive Vice
                                                             President, U.S. Trust of
                                                             the Pacific Northwest.

Bevis Longstreth           Trustee        Indefinite term.   Retired Partner,           53           Member of the
Debevoise & Plimpton                      TCMF Trustee       Debevoise & Plimpton.                   Board of Directors
919 Third Avenue                          since 1997.        Formerly, Partner and Of                of AMVESCAP,
New York, NY 10022-6225                   TCIMF Trustee      Counsel, Debevoise &                    PLC and Chairman
Age: 69                                   since 1999         Plimpton, Adjunct                       of the Finance
                                                             Professor at Columbia                   Committee of
                                                             University School of                    the Rockefeller
                                                             Law and Commissioner                    Family Fund
                                                             of the U.S. Securities
                                                             and Exchange
                                                             Commission.

Bridget A. Macaskill       Nominee        N/A                Formerly, Chairman and     N/A          Director, J
160 E. 81st Street                                           Chief Executive Officer,                Sainsbury plc and
New York, NY 10028                                           Oppenheimer Funds,                      Prudential plc
Age: 55                                                      Inc., 2000-2001. Chief
                                                             Executive Officer,
                                                             Oppenheimer Funds,
                                                             Inc., 1995-2000.

Stephen A. Ross            Trustee        Indefinite term.   Franco Modigliani          53           Director, Freddie
Sloan School of                           TCMF Trustee       Professor of Finance                    Mac; Co-
Management                                since 1997.        and Economics, Sloan                    Chairman, Roll &
Massachusetts Institute                   TCIMF Trustee      School of Management,                   Ross Asset
of Technology                             since 1999         Massachusetts Institute                 Management
77 Massachusetts Avenue                                      of Technology, Co-                      Corp.; and
Cambridge, MA 02139                                          Chairman, Roll & Ross                   Principal, IV
Age: 59                                                      Asset Management                        Capital, Ltd.
                                                             Corp. Formerly, Sterling
                                                             Professor of Economics
                                                             and Finance, Yale
                                                             School of Management,
                                                             Yale University.

DISINTERESTED TRUSTEES continued

                                                                                           Number of
                                                                                           Portfolios
                                                                Principal                  in Fund      Other
                              Positions(s)   Term of Office     Occupations(s)             Complex      Directorships
                              Held with      and Length of      During Past                Overseen     Held by
Name, Address and Age         Fund           Time Served        5 Years                    by Trustee   Trustees
----------------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan                Trustee        Indefinite term.   Chairman, President and    53           Director, SCANA
NCM Capital Management                       TCMF Trustee       Chief Executive Officer,                Corporation and
Group, Inc.                                  since 1997.        Sloan Financial Group,                  M&F Bancorp, Inc.
103 West Main Street,                        TCIMF Trustee      Inc., and Chairman and
Suite 400                                    since 1999.        Chief Executive Officer,
Durham, NC 27701-3638                                           NCM Capital
Age: 54                                                         Management Group,
                                                                Inc., since 1991.

Robert W. Vishny              Trustee        Indefinite term.   Eric J. Gleacher           53           None
University of Chicago                        TCMF Trustee       Distinguished Service
Graduate School of Business                  since 1997.        Professor of Finance,
1101 East 58th Street                        TCIMF Trustee      University of Chicago,
Chicago, IL 60637                            since 1999         Graduate School of
Age: 44                                                         Business. Founding
                                                                Partner, LSV Asset
                                                                Management.

INTERESTED TRUSTEES AND OFFICERS

                                                                                       Number of
                                                                                       Portfolios
                                                             Principal                 in Fund       Other
                           Positions(s)   Term of Office     Occupations(s)            Complex       Directorships
                           Held with      and Length of      During Past               Overseen      Held by
Name, Address and Age      Fund           Time Served        5 Years                   by Trustee    Trustees
----------------------------------------------------------------------------------------------------------------------------
Martin L. Leibowitz(1,2)   Trustee,       Indefinite term    Chairman and Chief        53            Director,
TIAA-CREF                  Chairman       as Trustee         Investment Officer of                   Freddie Mac
730 Third Avenue           and Chief      TCMF Trustee       CREF, TIAA-CREF Mutual
New York, NY 10017-3206    Investment     since 1997.        Funds, TIAA-CREF
Age: 67                    Officer        TCIMF Trustee      Institutional Mutual
                                          since 1999.        Funds, TIAA-CREF
                                          Chairman and       Life Funds and TIAA
                                          Chief Investment   Separate Account VA-1
                                          Officer since      (these funds are
                                          2002.              collectively referred
                                          Indefinite term    to as the "TIAA-CREF
                                          as officer.        Funds"). Vice Chairman
                                                             and Chief Investment
                                                             Officer of TIAA. Member
                                                             of Board of Managers
                                                             and President of
                                                             TIAA-CREF Investment
                                                             Management, LLC
                                                             ("Investment
                                                             Management"). Director
                                                             and President of
                                                             Teachers Advisors, Inc.
                                                             ("Advisors"). Director
                                                             of TIAA-CREF Life
                                                             Insurance Company
                                                             ("TIAA-CREF Life").

Herbert M. Allison, Jr.(1) President      Indefinite term.   Chairman, President       N/A           Member of
TIAA-CREF                  and Chief      President and      and Chief Executive                     the Board of
730 Third Avenue           Executive      Chief Executive    Officer of TIAA.                        Directors of the
New York, NY 10017-3206    Officer        Officer for        President and Chief                     New York Stock
Age: 60                                   both Funds         Executive Officer of                    Exchange
                                          since 2002.        the TIAA-CREF Funds.
                                                             Formerly, President and
                                                             Chief Executive Officer
                                                             of Alliance for LifeLong
                                                             Learning, Inc., 2000 -
                                                             2002. President, Chief
                                                             Operating Officer and
                                                             Member of the Board
                                                             of Directors of Merrill
                                                             Lynch & Co., Inc.,
                                                             1997 - 1999.

INTERESTED TRUSTEES AND OFFICERS continued

                                                                                      Number of
                                                                                      Portfolios
                                                            Principal                 in Fund       Other
                          Positions(s)   Term of Office     Occupations(s)            Complex       Directorships
                          Held with      and Length of      During Past               Overseen      Held by
Name, Address and Age     Fund           Time Served        5 Years                   by Trustee    Trustees
----------------------------------------------------------------------------------------------------------------------------
Richard J. Adamski(1)     Vice           Indefinite term.   Vice President and        N/A           N/A
TIAA-CREF                 President      Vice President     Treasurer of TIAA and
730 Third Avenue          and            and Treasurer      the TIAA-CREF Funds.
New York, NY 10017-3206   Treasurer      since 1997 for     Vice President
Age: 62                                  TCMF and 1999      and Treasurer of
                                         for TCIMF.         TIAA-CREF Investment
                                                            Management, LLC
                                                            ("Investment
                                                            Management"),
                                                            TIAA-CREF Individual
                                                            and Institutional
                                                            Services, Inc.
                                                            ("Services"), Teachers
                                                            Personal Investors
                                                            Services, Inc. ("TPIS"),
                                                            Advisors, TIAA-CREF
                                                            Life, and TIAA-CREF
                                                            Tuition Financing, Inc.
                                                            ("Tuition Financing").

Scott C. Evans(1)         Executive      Indefinite term.   Executive Vice            N/A           N/A
TIAA-CREF                 Vice           Executive Vice     President of TIAA and
730 Third Avenue          President      President since    the TIAA-CREF Funds.
New York, NY 10017-3206                  1998 for TCMF      Executive Vice President
Age: 44                                  and 1999           of Investment
                                         for TCIMF.         Management and
                                                            Advisors and Director
                                                            of TIAA-CREF Life.

INTERESTED TRUSTEES AND OFFICERS continued

                                                                                      Number of
                                                                                      Portfolios
                                                            Principal                 in Fund       Other
                          Positions(s)   Term of Office     Occupations(s)            Complex       Directorships
                          Held with      and Length of      During Past               Overseen      Held by
Name, Address and Age     Fund           Time Served        5 Years                   by Trustee    Trustees
----------------------------------------------------------------------------------------------------------------------------
I. Steven Goldstein(1)    Executive      Indefinite term.   Executive Vice            N/A           N/A
TIAA-CREF                 Vice           Executive Vice     President, Public
730 Third Avenue          President      President for      Affairs, of TIAA and
New York, NY 10017-3206                  both Funds         the TIAA-CREF Funds.
Age: 51                                  since 2003.        Formerly, advisor for
                                                            McKinsey & Company,
                                                            2003; Vice President,
                                                            Corporate
                                                            Communications for
                                                            Dow Jones & Co. and
                                                            The Wall Street Journal,
                                                            2001 - 2002; and
                                                            Senior Vice President
                                                            and Chief
                                                            Communications
                                                            Officer for Insurance
                                                            Information Institute,
                                                            1993 - 2001.

E. Laverne Jones(1)       Vice           Indefinite term.   Vice President and        N/A           N/A
TIAA-CREF                 President      Vice President     Corporate Secretary
730 Third Avenue          and            and Corporate      of TIAA and the
New York, NY 10017-3206   Corporate      Secretary since    TIAA-CREF Funds.
Age: 54                   Secretary      1998 for TCMF
                                         and 1999
                                         for TCIMF

Susan S. Kozik(1)         Executive      Indefinite term.   Executive Vice            N/A           N/A
TIAA-CREF                 Vice           Executive Vice     President and Chief
730 Third Avenue          President      President for      Technology Officer of
New York, NY 10017-3206                  both Funds         TIAA and the TIAA-CREF
Age: 46                                  since 2003.        Funds. Formerly, Vice
                                                            President of IT
                                                            Operations and
                                                            Services, Lucent
                                                            Technologies, 2000 -
                                                            2003; and Senior Vice
                                                            President and Chief
                                                            Technology Officer, Penn
                                                            Mutual Life Insurance
                                                            Company, 1997 - 2000.

INTERESTED TRUSTEES AND OFFICERS continued

                                                                                      Number of
                                                                                      Portfolios
                                                            Principal                 in Fund       Other
                          Positions(s)   Term of Office     Occupations(s)            Complex       Directorships
                          Held with      and Length of      During Past               Overseen      Held by
Name, Address and Age     Fund           Time Served        5 Years                   by Trustee    Trustees
----------------------------------------------------------------------------------------------------------------------------
George W. Madison(1)      Executive      Indefinite term.   Executive Vice            N/A           N/A
TIAA-CREF                 Vice           Executive Vice     President and General
730 Third Avenue          President      President for      Counsel of TIAA and
New York, NY 10017-3206                  both Funds         the TIAA-CREF Funds.
Age: 50                                  since 2003.        Formerly, Executive Vice
                                                            President, Corporate
                                                            Secretary, and General
                                                            Counsel of Comerica
                                                            Incorporated.

Erwin W. Martens(1)       Executive      Indefinite term.   Executive Vice            N/A           N/A
TIAA-CREF                 Vice           Executive Vice     President, Risk
730 Third Avenue          President      President for      Management,
New York, NY 10017-3206                  both Funds         of TIAA and the
Age: 47                                  since 2003.        TIAA-CREF Funds.
                                                            Formerly, Managing
                                                            Director and Chief
                                                            Risk Officer, Putnam
                                                            Investments, 1999 -
                                                            2003; and Head and
                                                            Deputy Head of
                                                            Global Market Risk
                                                            Management,
                                                            1997 - 1999.

Elizabeth A. Monrad(1)    Executive      Indefinite term.   Executive Vice            N/A           N/A
TIAA-CREF                 Vice           Executive Vice     President and Chief
730 Third Avenue          President      President for      Financial Officer of
New York, NY 10017-3206                  both Funds         TIAA and the TIAA-CREF
Age: 49                                  since 2003.        Funds. Formerly, Chief
                                                            Financial Officer and
                                                            Senior Vice President of
                                                            GeneralCologne Re
                                                            (2000 - 2003), Vice
                                                            President, Corporate
                                                            Controller, Corporate
                                                            Treasurer and Chief
                                                            Financial Officer of its
                                                            North American
                                                            Reinsurance Operations
                                                            (1997 - 2000).

INTERESTED TRUSTEES AND OFFICERS continued

                                                                                       Number of
                                                                                       Portfolios
                                                            Principal                  in Fund       Other
                          Positions(s)   Term of Office     Occupations(s)             Complex       Directorships
                          Held with      and Length of      During Past                Overseen      Held by
Name, Address and Age     Fund           Time Served        5 Years                    by Trustee    Trustees
----------------------------------------------------------------------------------------------------------------------------
Frances Nolan(1)          Executive      Indefinite term.   Executive Vice             N/A           N/A
TIAA-CREF                 Vice           Executive Vice     President, Client
730 Third Avenue          President      President for      Services, of TIAA and
New York, NY 10017-3206                  both Funds         the TIAA-CREF Funds.
Age: 46                                  since 2000.        Formerly, Vice President,
                                                            Retirement Services,
                                                            CREF and TIAA.

Dermot J. O'Brien(1)      Executive      Indefinite term.   Executive Vice             N/A           N/A
TIAA-CREF                 Vice           Executive Vice     President, Human
730 Third Avenue          President      President for      Resources, of TIAA
New York, NY 10017-3206                  both Funds         and the TIAA-CREF
Age: 37                                  since 2003.        Funds. Formerly, First
                                                            Vice President and head
                                                            of Human Resources,
                                                            International Private
                                                            Client Division, Merrill
                                                            Lynch & Co., 1999 -
                                                            Feb. 2003; and Vice
                                                            President and Head of
                                                            Human Resources -
                                                            Japan Morgan Stanley,
                                                            1998 - 1999.

Bertram L. Scott(1)       Executive      Indefinite term.   Executive Vice             N/A           N/A
TIAA-CREF                 Vice           Executive Vice     President, Product
730 Third Avenue          President      President for      Management, of TIAA
New York, NY 10017-3206                  both Funds         and the TIAA-CREF
Age: 52                                  since 2000.        Funds. Chairman of the
                                                            Board, President and
                                                            Chief Executive Officer
                                                            of TIAA-CREF Life.
                                                            Formerly, President and
                                                            Chief Executive Officer,
                                                            Horizon Mercy

INTERESTED TRUSTEES AND OFFICERS continued

                                                                                     Number of
                                                                                     Portfolios
                                                            Principal                in Fund       Other
                          Positions(s)   Term of Office     Occupations(s)           Complex       Directorships
                          Held with      and Length of      During Past              Overseen      Held by
Name, Address and Age     Fund           Time Served        5 Years                  by Trustee    Trustees
----------------------------------------------------------------------------------------------------------------------------
John A. Somers(1)         Executive      Indefinite term.   Executive Vice           N/A           N/A
TIAA-CREF                 Vice           Executive Vice     President of TIAA
730 Third Avenue          President      President since    and the TIAA-CREF
New York, NY 10017-3206                  1997 for TCMF      Funds. Executive Vice
Age: 59                                  and 1999           President of Investment
                                         for TCIMF.         Management and
                                                            Advisors and Director
                                                            of TIAA-CREF Life.

(1) The following individuals are "interested persons" under the 1940 Act because they are officers of the Funds: Mses. Jones, Kozik, Monrad and Nolan; and Messrs. Adamski, Allison, Evans, Goldstein, Leibowitz, Madison, Martens, O'Brien, Scott and Somers.

(2) We anticipate that Mr. Leibowitz will retire from the Boards shortly after the meeting.

Equity Ownership of Trustees

The following table includes information relating to equity securities beneficially owned by all current Trustees in the Funds and in all registered investment companies in the same "family of investment companies" as the Funds as of October 20, 2003. This family of investment companies includes TIAA Separate Account VA-1, CREF, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

DISINTERESTED TRUSTEES

                                                                       Aggregate Dollar Range
                                                                       of Equity Securities
                                              Dollar Range of          in All Registered
                        Dollar Range of       Equity Securities        Investment Companies
                        Equity Securities     in TIAA-CREF             Overseen by Trustee
                        in TIAA-CREF          Institutional            in Family of
Name                    Mutual Funds          Mutual Funds             Investment Companies
----------------------------------------------------------------------------------------------
Willard T. Carleton     None                  None                     Over $100,000
----------------------------------------------------------------------------------------------
Martin J. Gruber        None                  None                     Over $100,000
----------------------------------------------------------------------------------------------
Nancy L. Jacob          None                  None                     Over $100,000
----------------------------------------------------------------------------------------------
Bevis Longstreth        None                  International Equity     Over $100,000
                                              Fund - Retirement
                                              Class - Over $100,000
----------------------------------------------------------------------------------------------
Stephen A. Ross         None                  None                     Over $100,000
----------------------------------------------------------------------------------------------
Maceo K. Sloan          None                  None                     $50,001 - $100,000
----------------------------------------------------------------------------------------------
Robert W. Vishny        None                  None                     $50,001 - $100,000
----------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

                                                                                 Aggregate Dollar Range
                                                                                 of Equity Securities
                                                           Dollar Range of       in All Registered
                        Dollar Range of                    Equity Securities     Investment Companies
                        Equity Securities                  in TIAA-CREF          Overseen by Trustee
                        in TIAA-CREF                       Institutional         in Family of
Name                    Mutual Funds                       Mutual Funds          Investment Companies
--------------------------------------------------------------------------------------------------------
Martin L. Leibowitz     International Equity Fund -        None                  Over $100,000
                        $50,001 - $100,000;
                        Growth & Income Fund -
                        $50,001 - $100,000
                        Managed Allocation Fund -
                        $50,001 - $100,000
                        Bond Plus Fund - Over $100,000
                        Money Market Fund -
                        $50,001 - $100,000
--------------------------------------------------------------------------------------------------------

Trustee Compensation

The following table sets forth the compensation paid to the Trustees for their service to the TIAA-CREF Mutual Funds and the TIAA-CREF Fund Complex for the year ended December 31, 2002. Trustees who are active officers of CREF or TIAA did not receive any compensation for their services as Trustees.

                                                   (3)
                        (2)                        Pension or Retirement     (4)
(1)                     Aggregate Compensation     Benefits Accrued As       Total Compensation
Name of Person          TIAA-CREF Mutual Funds     Part of Fund Expenses     From Fund Complex
-----------------------------------------------------------------------------------------------
Willard T. Carleton     N/A                        N/A                       N/A
-----------------------------------------------------------------------------------------------
Martin J. Gruber        $1,432                     $754                      $66,500
-----------------------------------------------------------------------------------------------
Nancy L. Jacob          $1,238                     $754                      $57,500
-----------------------------------------------------------------------------------------------
Bevis Longstreth*       $1,399                     $754                      $65,000
-----------------------------------------------------------------------------------------------
Stephen A. Ross*        $1,798                     $754                      $83,500
-----------------------------------------------------------------------------------------------
Nestor Santiago*        $1,303                     $754                      $60,500
-----------------------------------------------------------------------------------------------
Maceo K. Sloan          $1,378                     $754                      $64,000
-----------------------------------------------------------------------------------------------
Robert W. Vishny        $1,335                     $754                      $62,000
-----------------------------------------------------------------------------------------------

* This compensation, or a portion of it, was not actually paid based on prior election of Trustee to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer Trustees. Excluding this year's deferrals, a total of $2,028,278.58 earned across the fund complex has been deferred for prior years' service, including interest through year-end 2002, for all current Trustees who had elected to defer their compensation.

     The following table sets forth the compensation paid to the Trustees for their service to the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Fund Complex for the fiscal year ended September 30, 2003. Trustees who are active officers of CREF or TIAA did not receive any compensation for their services as Trustees.

                        (2)                         (3)
                        Aggregate Compensation      Pension or Retirement     (4)
(1)                     TIAA-CREF Institutional     Benefits Accrued As       Total Compensation
Name of Person          Mutual Funds                Part of Fund Expenses     From Fund Complex
------------------------------------------------------------------------------------------------
Willard T. Carleton     $  158.02                   $     --                  $  4,500.00
------------------------------------------------------------------------------------------------
Martin J. Gruber         3,243.39                    1,071.85                  104,500.00
------------------------------------------------------------------------------------------------
Nancy L. Jacob           3,680.44                    1,071.85                  116,500.00
------------------------------------------------------------------------------------------------
Bevis Longstreth*        3,318.39                    1,071.85                  106,750.00
------------------------------------------------------------------------------------------------
Stephen A. Ross*         3,950.09                    1,071.85                  124,250.00
------------------------------------------------------------------------------------------------
Nestor V. Santiago       2,234.52                      764.59                   76,500.00
------------------------------------------------------------------------------------------------
Maceo K. Sloan           3,499.16                    1,071.85                  112,500.00
------------------------------------------------------------------------------------------------
David K. Storrs          5,093.37                    4,835.26                  162,000.00
------------------------------------------------------------------------------------------------
Robert W. Vishny         3,289.58                    1,071.85                  106,000.00
------------------------------------------------------------------------------------------------

* This compensation, or a portion of it, was not actually paid based on prior election of Trustee to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer Trustees. Excluding this year's deferrals, a total of $1,157,767.10 earned across the fund complex has been deferred for prior years' service, including interest through September 30, 2003, for all current Trustees who had elected to defer their compensation.

The Funds have a long-term compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.

Committees

The Boards appoint certain committees with specific responsibilities for aspects of the Funds operations. Currently, the Boards may have the following committees:

(1) An Audit Committee, consisting solely of independent Trustees who are not officers of the Funds, which audits and examines the records and affairs of the Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 2002, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Dr. Jacob.

(2) A Finance Committee, which oversees the management of the Funds investments subject to appropriate oversight by the full Board. During 2002, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Leibowitz (chair), Dr. Carleton, Dr. Gruber, Dr. Jacob, Mr. Longstreth, Dr. Ross, Mr. Sloan and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of Trustees who are not officers of the Funds, which addresses all corporate social responsibility and corporate governance issues including the voting of the Funds' shareholdings and the initiation of appropriate shareholder resolutions. During 2002, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Vishny.

(4) An Executive Committee, which generally is vested with full Board powers between full Board meetings on matters not specifically addressed by the full Board. During 2002, the Executive Committee held five meetings. The current members of the Executive Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

(5) A Nominating and Personnel Committee, consisting solely of independent Trustees who are not officers of the Funds, which nominates certain Fund officers and the standing committees of the Board, and recommends candidates for election as Trustees. During 2002, the Nominating and Personnel Committee held eight meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Jacob and Dr. Vishny.

(6) A Products and Services Committee, formed in November 2002, which reviews and oversees the design, development, improvement, and marketing of new and existing products and services. During 2002, the Products and Services Committee held no meetings. The current members of the Products and Services Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

Shareholders can recommend nominees by writing to the Secretary of the Funds, 730 Third Avenue, New York, New York 10017-3206. Shareholders can also recommend nominees when casting votes for this special meeting by writing in the name of the individual in the space provided on the proxy card(s), or, if voting through the Internet, by noting their recommended nominee in the "Comments" section. (No recommendations may be made through our telephone voting facility.)

Meetings

There were six meetings of the Boards of Trustees of the Funds during 2002 and an additional six meetings of the Boards of Trustees through September 30, 2003. All current trustees attended at least 75% of the meetings of the Boards of Trustees and the board committees on which they served.

II. THE INDEPENDENT AUDITORS

Ernst & Young LLP (Ernst & Young) served as independent auditors to the TIAA-CREF Mutual Funds for the fiscal year ended December 31, 2002 and to the TIAA-CREF Institutional Mutual Funds for the fiscal year ended September 30, 2003. At a meeting held on August 20, 2003, the Boards of Trustees, including a majority of non-officer Trustees, ratified the selection of Ernst & Young by the audit committee to serve as independent auditors for each of the Funds for the fiscal years ending December 31, 2003 and September 30, 2004. Ernst & Young performs independent audits of each Funds' financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Funds, as a policy, do not engage Ernst & Young for management advisory or consulting services.

Representatives of Ernst & Young will be available at the special meeting to respond to questions.

Audit Fees

Ernst & Young's fees for professional services rendered for the audit of TIAA-CREF Mutual Funds' annual financial statements for the years ended December 31, 2002 and December 31, 2001 were $201,075 and $155,400, respectively. Ernst & Young's fees for professional services rendered for the audit of TIAA-CREF Institutional Mutual Funds' annual financial statements for the fiscal years ended September 30, 2003 and September 30, 2002 were $335,903 and $428,505, respectively.

Tax Services

Ernst & Young's fees for tax services rendered to TIAA-CREF Mutual Funds for the years ended December 31, 2002 and December 31, 2001 were $69,809 and $60,524, respectively. Ernst & Young's fees for tax services rendered to TIAA-CREF Institutional

Mutual Funds for the fiscal year ended September 30, 2003 is expected to be $120,958 and for the fiscal year ended September 30, 2002 was $107,407.

Other Fees

Ernst & Young had no additional fees with respect to the TIAA-CREF Mutual Funds for the years ended December 31, 2002 and 2001. Ernst & Young's only additional fees with respect to the TIAA-CREF Institutional Mutual Funds for the fiscal years ended September 30, 2003 and September 30, 2002 were $4,875 and $8,500, respectively, for audit-related activities.

Preapproval Policy

In June of 2003, the Audit Committee of each Fund's Board ("Audit Committee") adopted a Preapproval Policy for External Audit Firm Services ("Policy"). The Policy describes the types of services that may be provided by the independent auditor to the Funds without impairing the auditor's independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by the Funds' independent auditor in order to ensure that such services do not impair the auditor's independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for the Funds and certain of their subsidiaries and affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

Auditor Fees for Related Entities

The aggregate non-audit fees billed by Ernst & Young for services rendered to the TIAA-CREF Mutual Funds and its adviser or affiliates of the adviser performing on-going services to the Funds, including TIAA (Service Providers) for the years ended December 31, 2002 and December 31, 2001 were $234,659 and $307,691, respectively. The equivalent figures for TIAA-CREF Institutional Mutual Funds and their Service Providers for the fiscal years ended September 30, 2003 and September 30, 2002 were $290,708 and $280,757, respectively.

Ernst & Young's aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA and CREF and their affiliated entities were $3,167,680 for the year ended December 31, 2002 and $2,020,000 for the year ended December 31, 2001. Ernst & Young's aggregate fees for audit-related services provided to TIAA and CREF and their affiliated entities were $159,000 for the year ended December 31, 2002 and $211,875 for the year ended December 31, 2001. Ernst & Young's aggregate fees for tax services provided to TIAA and CREF and their affiliated entities were $212,625 for the year ended December 31, 2002 and $128,067 for the year ended December 31, 2001. Ernst & Young's aggregate fees for all other services provided to TIAA and CREF and their affiliated entities were $22,850 for the year ended December 31, 2002 and $0 for the year ended December 31, 2001.

III. ADDITIONAL INFORMATION

Beneficial Ownership

TIAA-CREF Mutual Funds:
As of October 20, 2003, the following persons owned beneficially or of record 5% or more of the outstanding shares of the following funds of the TIAA-CREF Mutual Funds:

TIAA-CREF Trust Company, FSB(1,2)
One Metropolitan Square
211 North Broadway, Suite 1000
St. Louis, MO 63102

                      Percent       Number
                         of           of
Fund                   Shares       Shares
---------------------------------------------------
Tax-Exempt Bond     14.84%        2,190,108
---------------------------------------------------
High-Yield Bond     29.04%        5,957,083
---------------------------------------------------
Short-Term Bond     43.01%        7,948,931
---------------------------------------------------

The University of Chicago(1)
450 North Cityfront Plaza Drive
Chicago, IL 60611

                           Percent       Number
                              of           of
Fund                        Shares       Shares
---------------------------------------------------
International Equity     22.20%        6,599,344
---------------------------------------------------

TIAA-CREF Managed Allocation Fund
730 Third Avenue
New York, NY 10017

                           Percent        Number
                              of            of
Fund                        Shares        Shares
---------------------------------------------------
International Equity     16.18%         4,807,589
---------------------------------------------------
Growth Equity            15.30%         9,638,616
---------------------------------------------------
Bond Plus                30.87%        12,114,866
---------------------------------------------------
High-Yield Bond           5.72%         1,172,485
---------------------------------------------------

(1)  Held for the benefit of the shareholder by:
     SEI Private Trust Company
     One Freedom Valley Drive
     Oaks, PA 19456

(2) The Trust Company, a federal savings bank, holds these shares in a fiduciary capacity for its clients. The Trust Company has investment discretion over these shares.

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104

                          Percent      Number
                             of          of
Fund                       Shares      Shares
---------------------------------------------------
International Equity      6.64%      1,972,722
---------------------------------------------------
Growth & Income           7.14%      3,454,108
---------------------------------------------------
Short-Term Bond           6.10%      1,126,809
---------------------------------------------------
High-Yield Bond          14.34%      2,940,503
---------------------------------------------------
Social Choice Equity     12.62%      1,064,777
---------------------------------------------------
Equity Index             21.18%      8,171,204
---------------------------------------------------

National Financial Services LLC
For the Exclusive Benefit of our Customers
One World Financial Center
200 Liberty Street, 5th Floor
New York, NY 10281

                     Percent      Number
                        of          of
Fund                  Shares      Shares
---------------------------------------------------
High-Yield Bond     8.68%       1,780,384
---------------------------------------------------
Equity Index        7.24%       2,793,670
---------------------------------------------------

Teachers Insurance and Annuity Association of America(3)
730 Third Avenue
New York, NY 10017

                           Percent       Number
                              of           of
Fund                        Shares       Shares
---------------------------------------------------
Social Choice Equity     15.25%        1,287,129
---------------------------------------------------

(3) TIAA, a New York State chartered insurance company, holds these shares in exchange for providing the initial seed capital to these Funds.

Bryn Mawr Presbyterian Church Foundation(4)
138 Hunters Run
Newtown Square, PA 19073

                             Percent      Number
                                of          of
Fund                          Shares      Shares
---------------------------------------------------
TIAA-CREF Social Choice
   Equity                  11.14%        940,266
---------------------------------------------------

SEI Private Trust Company(5)
One Freedom Valley Drive
Oaks, PA 19456

                           Percent       Number
                              of           of
Fund                        Shares       Shares
---------------------------------------------------
Tax-Exempt Bond          15.33%        2,261,498
---------------------------------------------------
High-Yield Bond          30.02%        6,158,690
---------------------------------------------------
Short-Term Bond          43.07%        7,960,694
---------------------------------------------------
International Equity     22.30%        6,628,814
---------------------------------------------------

(4)  Held for the benefit of the shareholder by:
     Vanguard National Trust Company
     PO Box 709
     Valley Forge, PA 19482

(5)  Held for the benefit of customers of TIAA-CREF Trust Company, FSB

As of October 20, 2003: (1) none of the current trustees or nominees owned as much as 1% of the outstanding voting securities of any of the TIAA-CREF Mutual Funds; and (2) the current trustees and officers, as a group, did not own more than 1% of the outstanding voting securities of any of the TIAA-CREF Mutual Funds.

TIAA-CREF Institutional Mutual Funds:
As of October 20, 2003, the following persons are known by the Fund to hold beneficially 5% or more of the outstanding shares of the following classes of
Funds:

SEI Private Trust Company(1)
One Freedom Valley Drive
Oaks, PA 19456

                                 Percent         Number
                                    of             of
Fund                              Shares         Shares
----------------------------------------------------------
Institutional Class
----------------------------------------------------------
International Equity            38.15%       16,610,336
----------------------------------------------------------
Growth Equity                   54.10%        8,768,889
----------------------------------------------------------
Social Choice Equity            64.28%        4,176,308
----------------------------------------------------------
Growth & Income                 31.84%       22,553,532
----------------------------------------------------------
Inflation-Linked Bond            7.38%        1,619,215
----------------------------------------------------------
Equity Index                     9.39%       15,923,410
----------------------------------------------------------
Bond                            24.61%       33,292,890
----------------------------------------------------------
Small-Cap Equity               100.00%        1,748,022
----------------------------------------------------------
Mid-Cap Value                  100.00%          343,710
----------------------------------------------------------
Mid-Cap Growth                  99.99%          149,505
----------------------------------------------------------
Real Estate Securities          41.54%        3,490,997
----------------------------------------------------------
Large-Cap Value                100.00%        1,346,091
----------------------------------------------------------
S&P 500 Index                   70.04%        4,770,417
----------------------------------------------------------
International Equity Index      13.22%          736,339
----------------------------------------------------------
Large-Cap Value Index            9.64%          751,480
----------------------------------------------------------
Large-Cap Growth Index          19.31%          573,430
----------------------------------------------------------
Mid-Cap Blend Index             40.86%        1,311,455
----------------------------------------------------------
Mid-Cap Value Index              5.16%          130,016
----------------------------------------------------------
Small-Cap Value Index            8.28%          353,423
----------------------------------------------------------
Small-Cap Blend Index           13.28%        1,088,580
----------------------------------------------------------
Money Market                     7.84%       13,838,000
----------------------------------------------------------

(1)  Held for the benefit of customers of TIAA-CREF Trust Company, FSB

California Golden State Scholarshare College Savings Trust(2)
CA State Treasurer Office
915 Capitol Mall, Room 110
Sacramento, CA 95814

                            Percent         Number
                               of             of
Fund                         Shares         Shares
-----------------------------------------------------
Institutional Class
-----------------------------------------------------
Bond                      14.09%        19,058,404
-----------------------------------------------------
Equity Index               6.88%        11,680,147
-----------------------------------------------------
Growth & Income           32.85%        23,271,113
-----------------------------------------------------
Growth Equity             19.44%         3,151,761
-----------------------------------------------------
International Equity      21.61%         9,409,361
-----------------------------------------------------
Large-Cap Value Index     24.10%         1,878,045
-----------------------------------------------------
Money Market              13.95%        24,628,703
-----------------------------------------------------
Small-Cap Blend Index     15.50%         1,270,480
-----------------------------------------------------
Social Choice Equity      35.72%         2,320,818
-----------------------------------------------------

CHET(2)
Office of the Treasurer
55 Elm Street
Hartford, CT 06106

                          Percent        Number
                             of            of
Fund                       Shares        Shares
-----------------------------------------------------
Institutional Class
-----------------------------------------------------
Bond                     8.14%       11,008,787
-----------------------------------------------------
Equity Index             6.91%       11,728,759
-----------------------------------------------------
Growth & Income          7.35%        5,203,283
-----------------------------------------------------
International Equity     6.94%        3,019,954
-----------------------------------------------------
Money Market             9.76%       17,225,631
-----------------------------------------------------

(2)  Held for the benefit of customers of each State's 529 plan

Georgia Higher Education Savings Plan(3)
Suite 1202, West Tower
200 Piedmont Avenue
Atlanta, GA 30334

                           Percent      Number
                              of          of
Fund                        Shares      Shares
-----------------------------------------------------
Institutional Class
-----------------------------------------------------
Inflation-Linked Bond     6.14%       1,346,966
-----------------------------------------------------

Minnesota College Savings Plan(3)
Manager Public Programs
MN State Board of Investment
60 Empire Drive, Suite 355
St. Paul, MN 55103

                             Percent       Number
                                of           of
Fund                          Shares       Shares
-----------------------------------------------------
Institutional Class
-----------------------------------------------------
Inflation-Linked Bond      11.42%        2,505,938
-----------------------------------------------------
Large-Cap Value Index       5.85%          455,527
-----------------------------------------------------
Real Estate Securities      7.86%          660,445
-----------------------------------------------------

Michigan Education Savings Program(3)
Executive Director -- Met
Director of Treasury
PO Box 30198
Lansing, MI 48909

                            Percent       Number
                               of           of
Fund                         Shares       Shares
-----------------------------------------------------
Institutional Class
-----------------------------------------------------
Equity Index                5.32%       9,020,611
-----------------------------------------------------
Growth & Income             9.48%       6,713,794
-----------------------------------------------------
Growth Equity              14.59%       2,365,498
-----------------------------------------------------
Inflation-Linked Bond      35.34%       7,757,287
-----------------------------------------------------
International Equity       12.52%       5,451,165
-----------------------------------------------------
Large-Cap Value Index      18.38%       1,432,382
-----------------------------------------------------
Money Market                8.67%      15,307,870
-----------------------------------------------------
Real Estate Securities     23.02%       1,934,522
-----------------------------------------------------
Small-Cap Blend Index      11.12%         911,242
-----------------------------------------------------

Missouri Saving for Tuition(3)
Missouri's State Treasurer's Office
Capitol Building, Room 229
201 West Capitol Avenue
Jefferson City, MO 65101

                            Percent       Number
                               of           of
Fund                         Shares       Shares
-----------------------------------------------------
Institutional Class
-----------------------------------------------------
Growth & Income             7.09%       5,025,218
-----------------------------------------------------
Growth Equity               5.12%         829,100
-----------------------------------------------------
Inflation-Linked Bond      26.06%       5,720,679
-----------------------------------------------------
International Equity        8.74%       3,806,411
-----------------------------------------------------
Large-Cap Value Index      14.58%       1,135,840
-----------------------------------------------------
Money Market                7.55%      13,333,655
-----------------------------------------------------
Real Estate Securities     15.96%       1,341,148
-----------------------------------------------------
Small-Cap Blend Index      10.51%         861,473
-----------------------------------------------------

New York's College Savings Program(3)
Office of the State Comptroller
110 State Street
Albany, NY 12207

                          Percent         Number
                             of             of
Fund                       Shares         Shares
-----------------------------------------------------
Institutional Class
-----------------------------------------------------
Bond                    44.81%         60,636,991
-----------------------------------------------------
Equity Index            61.37%        104,109,675
-----------------------------------------------------
Money Market            43.40%         76,619,609
-----------------------------------------------------

(3)  Held for the benefit of customers of each State's 529 plan

Teachers Insurance and Annuity Association of America(4)
730 Third Avenue
New York, NY 10017

                                Percent        Number
                                   of            of
Fund                             Shares        Shares
--------------------------------------------------------
Real Estate Securities
   (Retail Class)             22.07%          834,907
--------------------------------------------------------
S&P 500 Index
   (Institutional Class)      28.92%        1,970,137
--------------------------------------------------------
Large-Cap Growth Index
   (Institutional Class)      80.69%        2,396,360
--------------------------------------------------------
Large-Cap Growth Index
   (Retirement Class)         57.85%           10,027
--------------------------------------------------------
Large-Cap Value Index
   (Institutional Class)      18.81%        1,466,059
--------------------------------------------------------
Large-Cap Value Index
   (Retirement Class)         69.84%           10,071
--------------------------------------------------------
Mid-Cap Blend Index
   (Institutional Class)      59.14%        1,898,197
--------------------------------------------------------
Mid-Cap Blend Index
   (Retirement Class)         47.21%           10,043
--------------------------------------------------------
Mid-Cap Growth Index
   (Institutional Class)      96.25%        1,598,350
--------------------------------------------------------
Mid-Cap Growth Index
   (Retirement Class)         42.04%           10,004
--------------------------------------------------------
Mid-Cap Value Index
   (Institutional Class)      94.84%        2,388,790
--------------------------------------------------------
Mid-Cap Value Index
   (Retirement Class)         84.38%           10,070
--------------------------------------------------------
Small-Cap Blend Index
   (Institutional Class)      39.93%        3,271,979
--------------------------------------------------------
Small-Cap Blend Index
   (Retirement Class)         66.76%           10,039
--------------------------------------------------------
Small-Cap Growth Index
   (Institutional Class)      95.83%        4,407,001
--------------------------------------------------------
Small-Cap Growth Index
   (Retirement Class)         74.32%           10,016
--------------------------------------------------------
Small-Cap Value Index
   (Institutional Class)      91.72%        3,914,394
--------------------------------------------------------
Small-Cap Value Index
   (Retirement Class)         90.16%           10,063
--------------------------------------------------------
International Equity Index
   (Institutional Class)      86.78%        4,832,324
--------------------------------------------------------
International Equity Index
   (Retirement Class)         99.92%           10,037
--------------------------------------------------------

(4) TIAA, a New York State chartered insurance company, holds these shares in exchange for providing the initial seed capital to these Funds.

TIAA-CREF Trust Company, FSB(5,6)
One Metropolitan Square
211 North Broadway, Suite 1000
St. Louis, MO 63102

                                 Percent         Number
                                    of             of
Fund                              Shares         Shares
-----------------------------------------------------------
Institutional Class
-----------------------------------------------------------
International Equity           24.49%        10,665,170
-----------------------------------------------------------
Growth Equity                  30.38%         4,924,981
-----------------------------------------------------------
Social Choice Equity           20.78%         1,350,136
-----------------------------------------------------------
Growth & Income                24.31%        17,219,972
-----------------------------------------------------------
Inflation-Linked Bond           7.36%         1,615,647
-----------------------------------------------------------
Equity Index                    6.05%        10,269,981
-----------------------------------------------------------
Bond                           14.99%        20,287,350
-----------------------------------------------------------
Small-Cap Equity               83.83%         1,465,365
-----------------------------------------------------------
Mid-Cap Value                  59.06%           202,991
-----------------------------------------------------------
Mid-Cap Growth                 59.16%            88,451
-----------------------------------------------------------
Real Estate Securities         35.71%         3,001,455
-----------------------------------------------------------
Large-Cap Value                91.91%         1,237,201
-----------------------------------------------------------
S&P 500 Index                  44.02%         2,998,496
-----------------------------------------------------------
International Equity Index     13.18%           734,065
-----------------------------------------------------------
Large-Cap Value Index           9.64%           751,479
-----------------------------------------------------------
Large-Cap Growth Index         19.31%           573,430
-----------------------------------------------------------
Mid-Cap Blend Index            40.74%         1,307,702
-----------------------------------------------------------
Mid-Cap Value Index             5.16%           130,051
-----------------------------------------------------------
Small-Cap Value Index           8.21%           350,185
-----------------------------------------------------------
Small-Cap Blend Index          13.28%         1,088,580
-----------------------------------------------------------

TIAA-CREF Managed Allocation Fund
730 Third Avenue
New York, NY 10017

                             Percent        Number
                                of            of
Fund                          Shares        Shares
------------------------------------------------------
Retail Class
------------------------------------------------------
Small-Cap Equity           40.46%          969,615
------------------------------------------------------
Real Estate Securities      7.42%          280,712
------------------------------------------------------
Large-Cap Value            90.07%        6,770,312
------------------------------------------------------

(5)  Held for the benefit of the shareholder by:
     SEI Private Trust Company
     One Freedom Valley Drive
     Oaks, PA 19456

(6) The Trust Company, a federal savings bank, holds these shares in a fiduciary capacity for its clients. The Trust Company has investment discretion over these shares.

National Financial Services LLC
For the Exclusive Benefit of our Customers
One World Financial Center
200 Liberty Street, 5th Floor
New York, NY 10281

                    Percent     Number
                       of         of
Fund                 Shares     Shares
---------------------------------------
Retail Class
---------------------------------------
Mid-Cap Growth     9.12%       172,197
---------------------------------------
Mid-Cap Value      6.47%        61,519
---------------------------------------

James S. McDonnell Foundation I/A(7)
1034 South Brentwood Boulevard, Suite 1860
St. Louis, MO 63117

                           Percent       Number
                              of           of
Fund                        Shares       Shares
-------------------------------------------------
Institutional Class
-------------------------------------------------
International Equity     10.04%        4,371,674
-------------------------------------------------

Community Funds, Inc(7)
2 Park Avenue
New York, NY 10016

                             Percent       Number
                                of           of
Fund                          Shares       Shares
----------------------------------------------------
Institutional Class
----------------------------------------------------
Growth Equity              21.51%        3,486,564
----------------------------------------------------
Growth & Income             6.82%        4,831,085
----------------------------------------------------
Real Estate Securities      5.77%          485,123
----------------------------------------------------

International Centre for Diarrhoeal(7)
Disease Research, Bangladesh/
Centre for Health & Population
Research Endowment Fund
10630 Little Patuxent Parkway
Century Plaza, Suite 126
Columbia, MD 21044

                          Percent     Number
                             of         of
Fund                       Shares     Shares
---------------------------------------------
Institutional Class
---------------------------------------------
Social Choice Equity     6.92%       449,760
---------------------------------------------

The Church of the Nazarene(7)
6401 The Paseo
Kansas City, MO 64131

                          Percent     Number
                             of         of
Fund                       Shares     Shares
---------------------------------------------
Institutional Class
---------------------------------------------
Social Choice Equity     7.77%       505,012
---------------------------------------------

Fleet National Bank(7)
159 East Main Street
Rochester, NY 14638

                           Percent       Number
                              of           of
Fund                        Shares       Shares
-------------------------------------------------
Institutional Class
-------------------------------------------------
Social Choice Equity     17.16%        1,114,810
-------------------------------------------------

Kentucky Foundation for Women(7)
1215 Heyburn Building --
322 West Broadway
Louisville, KY 40202

                           Percent      Number
                              of          of
Fund                        Shares      Shares
-------------------------------------------------
Institutional Class
-------------------------------------------------
Social Choice Equity     11.79%        766,313
-------------------------------------------------

The Danforth Foundation(7)
211 North Broadway Suite 2390
St. Louis, MO 63102

                         Percent       Number
                            of           of
Fund                      Shares       Shares
-------------------------------------------------
Institutional Class
-------------------------------------------------
Bond                    5.97%        8,074,423
-------------------------------------------------
Money Market            7.22%       12,743,000
-------------------------------------------------

(7)  Held for the benefit of the shareholder by:
     SEI Private Trust Company
     One Freedom Valley Drive
     Oaks, PA 19456

Berea College(8)
CPO 2206
Berea, KY 40404

                         Percent     Number
                            of         of
Fund                      Shares     Shares
----------------------------------------------
Institutional Class
----------------------------------------------
Small-Cap Equity        7.10%       124,068
----------------------------------------------

Optical Gaging Products(8)
850 Hudson Avenue
Rochester NY 14621-4896

                         Percent     Number
                            of         of
Fund                      Shares     Shares
----------------------------------------------
Institutional Class
----------------------------------------------
Small-Cap Equity        9.09%       158,809
----------------------------------------------

University of Cincinnati(8)
PO Box 19970
Cincinnati, OH 45219-0970

                          Percent       Number
                             of           of
Fund                       Shares       Shares
------------------------------------------------
Institutional Class
------------------------------------------------
Mid-Cap Value           27.73%        95,309
------------------------------------------------
Large-Cap Value          7.03%        94,610
------------------------------------------------

Arkansas State University(8)
PO Box 1990
State University AR 72467

                         Percent     Number
                            of         of
Fund                      Shares     Shares
------------------------------------------------
Institutional Class
------------------------------------------------
Mid-Cap Value            7.73%      26,559
------------------------------------------------
Mid-Cap Growth          16.31%      24,388
------------------------------------------------

Sparks Health System(8)
PO Box 17030
Fort Smith, AR 72917-7006

                         Percent     Number
                            of         of
Fund                      Shares     Shares
------------------------------------------------
Institutional Class
------------------------------------------------
Mid-Cap Value            5.23%      17,989
------------------------------------------------
Mid-Cap Growth          11.13%      16,638
------------------------------------------------

Ivan George Smith(8)
701 East 8th Street
Houston, TX 77007

                         Percent     Number
                            of         of
Fund                      Shares     Shares
------------------------------------------------
Institutional Class
------------------------------------------------
Mid-Cap Growth          6.84%       10,221
------------------------------------------------

Gemological Institute of America(8)
5345 Armada Drive
Carlsbad, CA 92008

                          Percent       Number
                             of           of
Fund                       Shares       Shares
------------------------------------------------
Institutional Class
------------------------------------------------
S&P 500 Index           16.20%        1,103,738
------------------------------------------------

John Walter Sheffield, Jr(8)
4570 Tall Pines Drive NW
Atlanta, GA 30327

                         Percent     Number
                            of         of
Fund                      Shares     Shares
------------------------------------------------
Institutional Class
------------------------------------------------
Mid-Cap Growth          6.56%       9,805
------------------------------------------------

Iowa State University(8)
2505 Elwood Drive
Ames, IA 50010-8644

                         Percent     Number
                            of         of
Fund                      Shares     Shares
------------------------------------------------
Institutional Class
------------------------------------------------
S&P 500 Index           6.90%       469,651
------------------------------------------------

(8)  Held for the benefit of the shareholder by:
     SEI Private Trust Company
     One Freedom Valley Drive
     Oaks, PA 19456

TIAA-CREF Individual & Institutional Services, Inc.(9)
For the Exclusive Benefit of Customers
730 Third Avenue
New York, NY 10017

                              Percent       Number
                                of            of
Fund                          Shares        Shares
----------------------------------------------------
Retirement Class
----------------------------------------------------
Growth & Income            100.00%        1,281,639
----------------------------------------------------
International Equity       100.00%        1,583,505
----------------------------------------------------
Large-Cap Value            100.00%        1,063,875
----------------------------------------------------
Mid-Cap Value              100.00%        1,575,481
----------------------------------------------------
Mid-Cap Growth             100.00%        2,287,949
----------------------------------------------------
Small-Cap Equity           100.00%        2,706,313
----------------------------------------------------
Real Estate Securities      99.28%        1,417,555
----------------------------------------------------
Social Choice Equity       100.00%        1,223,030
----------------------------------------------------
S&P 500 Index              100.00%        1,280,435
----------------------------------------------------
Large-Cap Growth Index      42.11%            7,299
----------------------------------------------------
Large-Cap Value Index       30.11%            4,341
----------------------------------------------------
Mid-Cap Growth Index        57.93%           13,787
----------------------------------------------------
Mid-Cap Value Index         15.56%            1,856
----------------------------------------------------
Mid-Cap Blend Index         52.76%           11,224
----------------------------------------------------
Small-Cap Growth Index      25.62%            3,453
----------------------------------------------------
Small-Cap Value Index        9.77%            1,090
----------------------------------------------------
Small-Cap Blend Index       33.18%            4,989
----------------------------------------------------

(9) Held for the benefit of customers of TIAA-CREF Individual & Institutional Services, Inc. Eleven of these customers own over 5% of certain classes in certain funds. However, none of these shareholders own over 1% of the fund as a whole.

As of October 20, 2003: (1) none of the current trustees or nominees owned as much as 1% of the outstanding voting securities of any class of any of the TIAA-CREF Institutional Mutual Funds; and (2) the current trustees and officers, as a group, did not own more than 1% of the outstanding voting securities of any class of any of the TIAA-CREF Institutional Mutual Funds.

Any person owning more than 25% of each Fund's shares may be considered a "controlling person" of that Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Investment Advisory and Distribution Arrangements

Teachers Advisors, Inc. (Teachers Advisors) manages the assets of the Funds. It is a subsidiary of TIAA that is registered as an investment adviser under the Investment Advisers Act of 1940.

The shares of the Funds are distributed by Teachers Personal Investors Services, Inc. (TPIS), a subsidiary of TIAA that is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA.

The address for Teachers Advisors and TPIS is 730 Third Avenue, New York, New York 10017-3206.

IV. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. The Funds bear all their own expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the Funds' net assets.

Proposals of Persons with Voting Rights

Any contractowner proposals to be included in the proxy statement for the Funds' next annual or special meeting must be received by the Funds within a reasonable period of time prior to that meeting. Neither Fund has current plans to hold an annual or special meeting in 2004.

Annual Reports

If you would like to see the most recent semi-annual and annual reports, you can visit the TIAA-CREF Web site www.tiaa-cref.org or use our on-line request form to order print versions electronically. Or, you can call 1 877 518-9161 or write to us at 730 Third Avenue, New York, New York 10017-3206.


IMFMF                                                             A30716 (11/03)

[TIAA CREF LOGO] P.O. BOX 9132
                 HINGHAM, MA 02043-9132

*** CONTROL NUMBER: 999 999 999 999 99 ***

                       THREE EASY WAYS TO VOTE YOUR PROXY.

-------------------------- -------------------------- --------------------------
To vote by Telephone       To vote by Internet        To vote by Mail

1) Read the Proxy          1) Read the Proxy          1) Read the Proxy
   Statement and have this    Statement and have this    Statement.
   Proxy card at hand.        Proxy card at hand.
                                                      2) Check the appropriate
2) Call 1 888 221-0697.    2) Go to Website              box on the reverse
                              www.proxyweb.com/          side.
3) Enter the 14-digit         TIAA-CREF
   number below and follow                            3) Sign and date the Proxy
   the simple              3) Enter the 14-digit         card.
   instructions.              number below and follow
                              the simple              4) Return the Proxy card
                              instructions.              in the envelope
                                                         provided.
-------------------------- -------------------------- --------------------------

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.
                                                ------

TIAA-CREF MUTUAL FUNDS PROXY
SOLICITED BY THE BOARD OF TRUSTEES

By signing this form, I authorize Stephen A. Ross, E. Laverne Jones, and Stewart
P. Greene, singly or together, with power of substitution in each, to represent me and cast my vote at the TIAA-CREF Mutual Funds' special meeting to be held on December 15, 2003 at 3:00 p.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; and (ii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

                                           Date _______________________, 2003

                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature              (Sign in the Box)

                                        When signing as attorney, executor,
                                        administrator, trustee, guardian, or
                                        corporate officer, please indicate your
                                        full name and title.

                                                                    TC Mutual JL

Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to MIS, TIAA-CREF's tabulator at 60 Research Road, Hingham, MA 02043. MIS has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot. If you vote by Internet or Phone, your vote authorizes the proxies named on the front of your proxy card to cast your votes in the same manner as if you marked, signed, and returned your card. All votes cast by Internet, phone, or proxy card must be received by 12:00 noon (eastern time) on December 15, 2003. If you vote via the Internet or phone, please do NOT mail back your proxy card.

The Board of Trustees Recommends a Vote FOR the           FOR  WITHHOLD  FOR ALL
election of ALL Nominees.                                 ALL     ALL    EXCEPT*

1. (01) Willard T. Carleton (02) Martin J. Gruber         |_|     |_|      |_|
   (03) Bridget A. Macaskill

*(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line provided below.)

-------------------------------------------------------

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                    TC Mutual JL

[TIAA CREF LOGO]          Internet Proxy Voting Service
                                Proxy Voting Form
                          TIAA-CREF Mutual Funds Proxy

By submitting this form online, I authorize Stephen A. Ross, E. Laverne Jones, and Stewart P. Greene, singly or together, with power of substitution in each, to represent me and cast my vote at the TIAA-CREF Mutual Funds' special meeting to be held on December 15, 2003 at 3:00 p.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; and (ii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

         To review the election materials please click Proxy Statement

Proposal I.   The Board of Trustees Recommends a Vote FOR the election of ALL
              Nominees.

              [o] FOR all nominees  [o] WITHHOLD ALL

              [o] FOR all nominees (Except as indicated)

              (01) [_] Willard T. Carleton      (02) [_] Martin J. Gruber

              (03) [_] Bridget A. Macaskill

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   To receive an optional email confirmation, enter your email address here:
                                  ___________
                                 [___________]

                 Press this button to [Submit] your Proxy Vote.

   (C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
 The ADP logo is a registered trademark of ADP of North America, Inc. Terms and
                         Conditions. Privacy Statement.

                         MANAGEMENT INFORMATION SERVICES
                            TOUCH TONE VOTING SCRIPT
                             DIRECTOR PROPOSAL ONLY
                                 (888) 221-0697

OPENING:

When connected to the toll-free number, shareholder will hear:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

When shareholder enters the control number, he/she will hear:

--------------------------------------------------------------------------------
"Please enter the last 4 digits of your social security number"
--------------------------------------------------------------------------------

When shareholder enters the last 4 digits of their social security number, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.



                         MANAGEMENT INFORMATION SERVICES
                                   11/12/2003

OPTION 2: VOTING OTHERWISE

If shareholder elects to vote the proposal separately, he/she will hear:

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"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

If the shareholder votes FOR all nominees or WITHHOLDS from all nominees, the script moves to Proposal 2. If the shareholder elects to withhold from a specific nominee, he/she will hear:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

And then,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 1, he/she will hear:

--------------------------------------------------------------------------------
"Your vote has been cast as follows (vote is given). If this is correct, press
1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

                         MANAGEMENT INFORMATION SERVICES
                                   11/12/2003